                                                                   EXHIBIT 10.62


                         SECOND SUPPLEMENT TO PRODUCTION
                               PAYMENT CONVEYANCE

         THIS SECOND SUPPLEMENT TO PRODUCTION PAYMENT CONVEYANCE (this "Supplement"), dated as of the date set out at the end hereof, is made by TransTexas Gas Corporation, a Delaware corporation ("Grantor"), Southern Producer Services, L.P. ("SPS"), TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. ("Fund V"), and TCW DR VI Investment Partnership, L.P. ("Fund VI"). SPS, Fund V and Fund VI are herein collectively called "Grantee".

                                    RECITALS:

A. Effective as of March 1, 2000, Grantor executed in favor of Grantee that certain Production Payment Conveyance dated as of March 14, 2000 (as heretofore amended, the "Original Conveyance"), which Original Conveyance (including previous supplements thereto) has been recorded as set forth in Schedule 1 hereto.

B. Pursuant to the First Supplement to Production Payment Conveyance listed on Schedule 1 hereto, Grantee and Grantor added the amount of $8,000,000 to the unliquidated balance of the Primary Sum under the Original Conveyance. Grantee and Grantor now desire to further supplement and amend the Original Conveyance in order make additional properties subject thereto and to account for the payment by SPS of additional funds to Grantor.

C. As described in Section 8.7 of the Original Conveyance, and pursuant to the Purchase Agreement referred to in the Original Conveyance, Fund V and Fund VI have appointed TCW Asset Management Company to act as their agent in connection with supplements and amendments to the Original Conveyance.

                           SUPPLEMENTS AND AGREEMENTS:

         FOR A GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Grantor and Grantee do hereby agree, act and covenant as follows:

         1. All capitalized terms used but not defined herein shall have the meanings assigned to them in the Original Conveyance.

         2. Effective as of 9:00 a.m. Houston, Texas time, on September 8, 2000 (the "Effective Time"), the Original Conveyance is amended in order to add the amount of Ten Million Dollars ($10,000,000) to the unliquidated balance of the Primary Sum, as such unliquidated balance stood as of the Effective Time after giving effect to all applications of PP Proceeds made before the Effective Time. After giving effect to such amendment (and to such application of PP Proceeds), the unliquidated balance of the Primary Sum as of the Effective Time is $32,446,634. (Any PP Proceeds received after the Effective Time on September 8, 2000 shall be deemed to have been received on the next following Business Day.)

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         3. Exhibit A to the Original Conveyance is hereby amended and supplemented, effective as of the Effective Time, to include at the end thereof Exhibit A hereto (herein called "Additional Exhibit A").

         4. The terms "NRI Percentage," "PP Hydrocarbons," "Subject Hydrocarbons," "Subject Interests," "Subject Lands," and "Subject Wells," as such terms are defined and used in the Original Conveyance, are hereby amended, effective as of the Effective Time, in order to take into account and recognize the addition of Additional Exhibit A hereto to the end of Exhibit A as attached to the Original Conveyance, and all other direct or indirect references in the Original Conveyance shall likewise be considered amended in order to take into account and recognize such amendment and the addition of Additional Exhibit A hereto to the end of Exhibit A as attached to the Original Conveyance.

         5. For the above-recited consideration, Grantor does hereby, in order to more fully effectuate the amendments and other provisions herein contained, GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Grantee, as a production payment, to be held in undivided interests in proportion to their Percentage Shares, a term overriding royalty interest carved out of and burdening the Subject Interests (including the "Additional Subject Interests," as defined below) equal to and measured by all "Additional PP Hydrocarbons," as defined below, in, under and that may be produced from (or, to the extent pooled or unitized, allocated to) the Subject Lands (including the "Additional Subject Lands," as defined below), with such production payment to be effective as to deliveries of Additional PP Hydrocarbons as of the Effective Time, and to terminate as of the Termination Time.

         TO HAVE AND TO HOLD the above-described production payment, upon and subject to the terms of the Original Conveyance, as amended hereby, unto Grantee, and its successors and Permitted Assigns, until the Termination Time.

         As used herein, the following terms have the following meanings:

         (a) "Additional PP Hydrocarbons" means the Dedication Percentage of the NRI Percentage (as the definitions of such terms are amended herein) of:

                  (i) all Hydrocarbons in, under or that may be produced from (or, to the extent pooled or unitized, allocated to) any Additional Subject Lands prior to the Termination Time (as determined after giving effect to this Supplement), and

                  (ii) all other Hydrocarbons in, under or that may be produced from (or, to the extent pooled or unitized, allocated to) the Subject Lands prior to the Termination Time, as determined after giving effect to this Supplement and the instrument listed as item 2 on Schedule 1 hereto (this Supplement and such other instruments being herein collectively called the "Supplements"), to the extent such Hydrocarbons are included within the PP Hydrocarbons as a result of the Termination Time being changed because of the Supplements.

         (b)      "Additional Subject Interests" means:

                  (i) All of the leasehold interests and other property interests described in Additional Exhibit A; and

                  (ii) Without limitation of the foregoing, all other right, title and interest (of whatever kind or character, whether legal or equitable and whether vested or contingent) of Grantor in and to the oil, gas and other minerals in and under or that may be produced from the Additional Subject Lands (including interests in oil, gas or mineral leases to the extent the same cover such lands, overriding royalties, production payments and net profits interests in such lands or such leases, and fee mineral interests, fee royalty interests and other interests in such oil, gas and other minerals) even though Grantor's interest in such oil, gas and other minerals may be incorrectly described in, or omitted from, Additional Exhibit A; and

                  (iii) All rights, titles and interests of Grantor in and to, or otherwise derived from, all presently existing and valid oil, gas or mineral unitization, pooling, or communitization agreements, declarations or orders and in and to the properties covered and the units created thereby (including all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, voluntary unitization agreements, designations or declarations, and so-called "working interest units" created under operating agreements or otherwise) relating to the properties described in subsections (i) or (ii) above in this definition.

         (c) "Additional Subject Lands" means the lands and depths described in Additional Exhibit A hereto (where no depth limit is specified, Additional Subject Lands shall include all depths).

         Without limitation of the generality of the provisions of Section 4, above, or of the foregoing provisions of this Section 5, effective as to deliveries of Additional PP Hydrocarbons at and after the Effective Time, the definition of PP Hydrocarbons as found in the Original Conveyance is hereby amended to include all Additional PP Hydrocarbons, as defined herein, the definition of Subject Lands as found in the Original Conveyance shall be amended to include all Additional Subject Lands, as defined herein, and the definition of Subject Interests as found in the Original Conveyance shall be amended to include all Additional Subject Interests, as defined herein; the term "Initial Time", as found in the definition of "Subject Hydrocarbons" in the Original Conveyance, shall be deemed to refer to the Effective Time, as such term is defined herein, but only as to Additional PP Hydrocarbons, and the Original Conveyance is amended to so provide.

         6. All of the terms and provisions of the Original Conveyance, as the same is amended and supplemented hereby, are ratified, adopted, affirmed and renewed, and remain in full force and effect for the benefit of Grantee, the Beneficiaries, Funds Agent, and their respective successors and assigns. To the extent, if any, required to give effect to the Supplements or to the

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ratification, adoption, affirmation and renewal provided for in the preceding sentence, Grantor does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER AND DELIVER unto Grantee, as a production payment, to be held in undivided interests in proportion to their Percentage Shares, a term overriding royalty interest carved out of and burdening the Subject Interests equal to and measured by all PP Hydrocarbons in and under and that may be produced from (or, to the extent pooled or unitized, allocated to) the Subject Lands, with such production payment to terminate as of the Termination Time and to be held upon and subject to the terms of the Original Conveyance as amended hereby.

         7. The definition of "Percentage Share" in Section 1.1 of the Original Conveyance is hereby amended in its entirety to read as follows:

                  " 'Percentage Share' means, with respect to each Person included in Grantee, the fractional undivided interest which it owns in the Production Payment at the time in question. From the initial grant of the Production Payment until 9:00 a.m. Houston, Texas time, on June 7, 2000, the Percentage Share of each Person included in Grantee was as follows:

                  Fund V            42.859594%
                  Fund VI           21.429797%
                  SPS               35.710609%

         From and after 9:00 a.m. Houston, Texas time, on June 7, 2000, until 9:00 a.m. Houston, Texas time, on September 8, 2000, the Percentage Share of each Person included in Grantee was as follows:

                  Fund V            33.048697%
                  Fund VI           16.524349 %
                  SPS               50.426954%

         From and after 9:00 a.m. Houston, Texas time, on September 8, 2000, the Percentage Share of each Person included in Grantee is as follows:

                  Fund V            22.863142%
                  Fund VI           11.431571%
                  SPS               65.705287% "

The foregoing Percentage Shares of Fund V, Fund VI and SPS, respectively, are in this Amendment called their "amended Percentage Shares".

         In consideration of the additional purchase price payment made by SPS to Grantor and the foregoing increase in the unliquidated balance of the Primary
Sum:

                  (a) Fund V and Fund VI do hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto SPS such additional undivided interests in the Production Payment as are necessary in order to cause SPS, Fund V and

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



         Fund VI to own the Production Payment, at and after the Effective Time, in undivided interests in proportion to their respective amended Percentage Shares, and

                  (b) Fund V and Fund VI do further assign unto SPS such undivided interests in Fund V's and Fund VI's accounts receivable from the sale of PP Hydrocarbons - to the extent such accounts receivable exist and are unpaid at the Effective Time and arise from the sale of PP Hydrocarbons before the Effective Time - as are necessary in order to cause SPS, Fund V and Fund VI to share in all collections of such accounts receivable after the Effective Time in proportion to their respective amended Percentage Shares.

         TO HAVE AND TO HOLD the same, upon and subject to the terms of the Original Conveyance, as amended hereby, unto SPS and its successors and Permitted Assigns, until the Termination Time.

         8. This Supplement may be executed in multiple counterparts, all of which are identical.

         9. This Supplement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns, and all of the covenants and agreements contained in the Original Conveyance, as amended hereby, shall be deemed to be covenants and agreements running with the lands affected thereby.

         10. This Supplement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of conflicts of laws.

         IN WITNESS WHEREOF, this Supplement is executed by the parties hereto on the dates set out below in their respective acknowledgments, but effective as of the Effective Time.

                                           TRANSTEXAS GAS CORPORATION



                                           By: /s/ ED DONAHUE
                                              ----------------------------------
                                                    Ed Donahue
                                                    Vice President


Grantor's address:                         1300 North Sam Houston Parkway East
                                           Suite 310
                                           Houston, Texas 77032-2949
                                           Attention: Ed Donahue, Vice President
                                           Telephone: 281/987-8600
                                           Telecopy:  281/986-8865



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



                                         SOUTHERN PRODUCER SERVICES, L.P.


                                         By:      SC Ashwood Holdings, Inc.,
                                                  its general partner



                                                  By: /s/ DAVID W. STEWART
                                                     ---------------------------
                                                           David W. Stewart
                                                           Vice President


SPS's address:                           1200 Smith Street
                                         Suite 2890
                                         Houston, Texas 77002
                                         Attention: David W. Stewart
                                         Telephone: 713/276-1902
                                         Telecopy:  713/276-1990


                                         TCW PORTFOLIO NO. 1555 DR V SUB-CUSTODY
                                         PARTNERSHIP, L.P., and
                                         TCW DR VI INVESTMENT PARTNERSHIP, L.P.

                                         By:      TCW ASSET MANAGEMENT COMPANY,
                                                  as Agent



                                                  By: /s/ KURT A. TALBOT
                                                     ---------------------------
                                                         Kurt A. Talbot
                                                         Senior Vice President



Fund V's and Fund VI's address:          c/o Trust Company of the West
                                         865 South Figueroa
                                         Los Angeles, California  90017
                                         Attention: Thomas F. Mehlberg
                                         Telephone: 213/244-0702
                                         Telecopy:  213/244-0604

This document prepared by:

John W. Rain
Thompson & Knight L.L.P.
1700 Pacific Avenue, Suite 3300
Dallas, Texas  75201



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



STATE OF TEXAS           )
                         )
COUNTY OF HARRIS         )


        The foregoing instrument was acknowledged before me on this 11th day of September, 2000, by Ed Donahue, the Vice President of TransTexas Gas Corporation, a Delaware corporation, on behalf of such corporation.

                                           /s/ NANCY L. JAMES
                                        ---------------------------------------
        [SEAL]                          Notary Public, State of Texas




STATE OF TEXAS           )
                         )
COUNTY OF HARRIS         )


         The foregoing instrument was acknowledged before me on this 11th day of September, 2000, by David W. Stewart, the Vice President of SC Ashwood Holdings, Inc., a Georgia corporation, on behalf of such corporation acting as general partner of Southern Producer Services L.P., a Delaware limited partnership, and on behalf of such limited partnership.


                                           /s/ NANCY L. JAMES
                                        ---------------------------------------
        [SEAL]                          Notary Public, State of Texas



STATE OF TEXAS           )
                         )
COUNTY OF HARRIS         )


         The foregoing instrument was acknowledged before me on this 11th day of September, 2000, by Kurt A. Talbot, the Senior Vice President of TCW Asset Management Company, a California corporation, on behalf of such corporation acting as agent as aforesaid.

                                           /s/ NANCY L. JAMES
                                        ---------------------------------------
        [SEAL]                          Notary Public, State of Texas


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                                                                      SCHEDULE 1

                               RECORDING SCHEDULE


1. Production Payment Conveyance dated as of March 14, 2000, to TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P., TCW DR VI Investment Partnership, L.P., Southern Producer Services, L.P. from TransTexas Gas Corporation.

Recording Jurisdiction                  Recording Data
----------------------                  --------------

Chambers County, TX                     Document No. 00-448-604,
                                        Filed 3/17/2000

Galveston County, TX                    Film Code #014-39-1028,
                                        Filed 3/17/2000

Jim Hogg County, TX                     Volume 17, Page 362,
                                        Filed 3/20/2000

Live Oak County, TX                     Volume 449, Page 135,
                                        Filed 3/20/2000

Wharton County, TX                      Volume 360, Page 596,
                                        Filed 3/17/2000

Zapata County, TX                       Volume 629, Page 471,
                                        Filed 3/17/2000

General Land Office of Texas            Sent for filing

2. First Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Southern Producer Services, L.P., TCW Portfolio No. 1555 DR V Sub- Custody Partnership, L.P. and TCW DR VI Investment Partnership, L.P.

Recording Jurisdiction                  Recording Data
----------------------                  --------------

Chambers County, TX                     Document No. 00-459-630
                                        Filed 6/9/2000

Galveston County, TX                    Film Code 014-62-1617
                                        Filed 6/9/2000

Jim Hogg County, TX                     Volume 19, Page 526,
                                        Filed 6/9/2000

Live Oak County, TX                     Volume 450, Page 428,
                                        Filed 6/12/2000

Wharton County, TX                      Volume 371, Page 458,
                                        Filed 6/9/2000

Zapata County, TX                       Volume 634, Page 110,
                                        Filed 6/9/2000

General Land Office of Texas            sent for filing



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                                    EXHIBIT A

                          ADDITIONAL SUBJECT INTERESTS


American National Insurance Company Gas Unit No. 1
Calhoun County, Texas

         The entire (100.00%) interest in and to those certain oil, gas and mineral leases described as follows:

         (a) Oil and Gas lease dated February 5, 1997, from American National Insurance Company, as lessor, to Adobe Energy, Inc., as lessee, a Memorandum of which is recorded in Volume 179, page 185 of the Official Records of Calhoun County, Texas; and

         (b) Oil and Gas lease dated October 6, 1997, from American National Insurance Company, as lessor, to Adobe Energy, Inc., as lessee, a Memorandum of which is recorded in Volume 191, page 482 of the Official Records of Calhoun County, Texas, as amended by that certain Correction of Description of Land in Oil and Gas Lease and Memorandum of Oil, Gas and Mineral Lease dated August 23, 1999, by and between American National Insurance Company and TransTexas Gas Corporation, recorded in Volume 236, page 622 of the Official Records of Calhoun County, Texas;

insofar as said leases cover and include 160.00 acres of land more particularly described by metes and bounds on Exhibit "A", and being depicted on the map or plat attached as Exhibit "B", to that certain Declaration of Unit dated January 4, 2000, by TransTexas Gas Corporation, recorded in Volume 245, page 46 of the Official Records of Calhoun County, Texas.


             Working Interest:                     1.0000000

             Net Revenue Interest:                  .7250000